UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 19, 2026
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

379 Interpace Parkway	07054
Parsippany, NJ
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 496-4700
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CAR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 19, 2026, Avis Budget Group, Inc. (the “Company”) entered into a Settlement and Release Agreement (the “Settlement Agreement”) with Pentwater Capital Management LP and certain affiliated persons (“Pentwater”) to settle its pending lawsuit against Pentwater for the recovery of short-swing profits under Section 16(b) of the Securities Exchange Act of 1934 (the “Section 16(b) Action”). Under the Settlement Agreement, the settlement amount is $650,000,000 in cash (the “Settlement Amount”). The Settlement Agreement and payment to the Company of the Settlement Amount is subject to court approval, including the issuance of an order approving the terms of the settlement agreement and making a finding that, among other things, the Company has diligently pursued the claims raised in the Section 16(b) Action and that the Settlement Amount is fair, reasonable and adequate, and other customary conditions.

Forward-Looking Statements

Statements regarding the Section 16(b) Action and payment of the Settlement Amount are “forward looking statements” and are subject to known and unknown risks and uncertainties that may cause results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to obtaining court approval of the Settlement Agreement and Settlement Amount, including the risk that the court declines to approve the Settlement Agreement on substantive, procedural or other grounds or that the court does not issue an order approving the terms of the Settlement Agreement, timing related to such approval, and any potential termination of the Settlement Agreement. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Jean M. Sera
Jean M. Sera Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Date: June 22, 2026